EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE
                8.50% SENIOR SUBORDINATED EXCHANGE NOTES DUE 2007
                           FOR ANY AND ALL OUTSTANDING
                    8.50% SENIOR SUBORDINATED NOTES DUE 2007
                                       AND

             8.875% SENIOR SUBORDINATED EXCHANGE DEBENTURES DUE 2027
                           FOR ANY AND ALL OUTSTANDING
                 8.875% SENIOR SUBORDINATED DEBENTURES DUE 2027
                                       OF

                               THE AES CORPORATION

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                      NEW YORK CITY TIME ON MARCH 9 , 1998
                             (THE "EXPIRATION DATE")
                     UNLESS EXTENDED BY THE AES CORPORATION
                                 EXCHANGE AGENT:


                       THE FIRST NATIONAL BANK OF CHICAGO

           By Mail:                         Facsimile Transmissions:         By Hand or Overnight Delivery:

  (Registered or Certified Mail          (Eligible Institutions Only)     The First National Bank of Chicago
         Recommended)                          (212) 240-8938                  c/o First Chicago Trust
The First National Bank of Chicago                                               Company of New York
     c/o First Chicago Trust                                                     14 Wall Street
       Company of New York                 To Confirm by Telephone               8th Floor, Window 2
       8th Floor, Window 2                 or for Information Call:           New York, New York 10005
    New York, New York 10005                   (212) 240-8801

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated February 5, 1998 (the "Prospectus") of The AES Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 8.50% Senior Subordinated Exchange Notes due 2007 (the "New 8.50% Notes") for each $1,000 in principal amount of outstanding 8.50% Senior Subordinated Notes due 2007 (the "Old 8.50% Notes") and to exchange $1,000 in principal amount of 8.875% Senior Subordinated Exchange Debentures due 2027 (the "New 8.875% Debentures", and together with the New 8.50% Notes, the "New Notes") for each $1,000 in principal amount of outstanding 8.875% Senior Subordinated Debentures due 2027 (the "Old 8.875% Debentures" and together with the Old 8.50% Notes, the "Old Notes"). The terms of the New 8.50% Notes and the New 8.875% Debentures are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old 8.50% Notes and Old 8.875% Debentures for which they may respectively be exchanged pursuant to the Exchange Offer, except that the offering of the New Notes will have been registered under the Securities Act of 1933, as amended and, therefore, the New Notes will not bear legends restricting the transfer thereof and certain provisions relating to an increase in the stated rate of interest shall be eliminated.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
             DESCRIPTION OF OLD 8.50% NOTES TENDERED HEREWITH
--------------------------------------------------------------------------------
                                                AGGREGATE
                                                PRINCIPAL
  NAME(S) AND ADDRESS(ES)                        AMOUNT         PRINCIPAL
 OF REGISTERED HOLDER(S)      CERTIFICATE      REPRESENTED       AMOUNT
     (PLEASE FILL IN)         NUMBER(S)*      BY OLD NOTES*     TENDERED**
--------------------------------------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------
                                 TOTAL
--------------------------------------------------------------------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          DESCRIPTION OF OLD 8.875% DEBENTURES TENDERED HEREWITH
--------------------------------------------------------------------------------
                                                AGGREGATE
                                                PRINCIPAL
  NAME(S) AND ADDRESS(ES)                        AMOUNT         PRINCIPAL
 OF REGISTERED HOLDER(S)      CERTIFICATE      REPRESENTED       AMOUNT
     (PLEASE FILL IN)         NUMBER(S)*      BY OLD NOTES*     TENDERED**
--------------------------------------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------
                                 TOTAL
--------------------------------------------------------------------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.

--------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates for Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" in the Prospectus. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC or its nominee who desires to deliver such Old Notes by book-entry transfer at DTC.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

[  ] CHECK  HERE IF  TENDERED  OLD  NOTES  ARE  BEING  DELIVERED  BY  BOOK-ENTRY
     TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering
     Institution
                ----------------------------------------------------------------

     ---------------------------------------------------------------------------

     The Depository Trust Company

     Account Number
                    ------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------


[  ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO  A  NOTICE
     OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)
                                 -----------------------------------------------

     ---------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery

     ---------------------------------------------------------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER:

     Account Number
                    ------------------------------------------------------------

[  ] CHECK HERE IF YOU ARE A  BROKER-DEALER  AND WISH TO RECEIVE  10  ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Old Notes represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and
(iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Act"). If the tendering Holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Act.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

     Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

--------------------------------------------------------------------------------
                          TENDERING HOLDER(S) SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)


Dated:             , 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Old Notes are held of record by DTC or its nominee, the person in whose name such Old Notes are registered on the books of DTC. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)


Capacity (full title):
                      ----------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No:
                           -----------------------------------------------------

--------------------------------------------------------------------------------
                             Tax Identification No.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature:
                     -----------------------------------------------------------

Name:
      --------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:    , 199

--------------------------------------------------------------------------------

                                  INSTRUCTIONS


                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at The Depository Trust Company of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined therein); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution, a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the tendering Holder and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, the certificates of all physically tendered Old Notes, in proper form for transfer, or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, and all other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of the addresses specified on the first page hereof. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, where certificates for Old Notes have been tendered) specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder, must include a statement that such Holder is withdrawing its election to have such

Old Notes exchanged, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes or otherwise comply with The Depository Trust Company's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at The Depository Trust Company pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with The Depository Trust Company for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described herein and in the Prospectus under "Procedures for Tendering Old Notes" at any time on or prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered Holder of such Old Notes and the certificates for New Notes to be issued in exchange therefor are to be issued (or any untendered amount of Old Notes are to be reissued) to the registered Holder; or (ii) for the account of any Eligible Institution.

     4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     5. WAIVER OF CONDITIONS. The Company reserves the absolute right in its sole discretion to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth below. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 1001 North 19th Street, Arlington, Virginia 22209, Attention: Barry
J. Sharp.

     8.  IRREGULARITIES.  All  questions as to the validity,  form,  eligibility
(including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). Unless waived, any defects or irregularities in connection with the tenders of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes (including the Letter of Transmittal and the instructions thereto) either before or after the Expiration Date shall be final and binding on all parties.

     9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.